Exhibit 10.9

EXECUTION VERSION

$70,000,000
CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
REVENUE BONDS
(SAN JOSE WATER COMPANY PROJECT)
SERIES 2016
BOND PURCHASE CONTRACT
December 15, 2016
The Honorable John Chiang
Treasurer of the State of California
915 Capitol Mall, Room 261
Sacramento, California 95814

California Pollution Control Financing Authority
915 Capitol Mall, 5th Floor
Sacramento, California 95814

Ladies and Gentlemen:
The undersigned, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as underwriters (collectively, the “Underwriters”), hereby offer to enter into this Bond Purchase Contract, including the appendices hereto (the “Purchase Contract”) with you, the Honorable John Chiang, Treasurer of the State of California (the “State Treasurer”), as agent for sale, the California Pollution Control Financing Authority (the “Authority”) and San Jose Water Company (the “Borrower”), for the purchase by the Underwriters and the issuance and sale by the Authority of the Bonds specified below. This offer is made subject to acceptance by the State Treasurer, the Authority and the Borrower prior to 11:59 p.m., California time, on the date hereof, and upon such acceptance this Purchase Contract shall be in full force and effect in accordance with its terms and shall be binding upon the State Treasurer, the Authority, the Underwriters and the Borrower. Any capitalized term used herein and not otherwise defined shall have the meaning given such term as set forth in the Indenture hereinafter defined.
1.Purchase and Sale. Upon the terms and conditions and upon the basis of the representations set forth herein, each Underwriter hereby agrees, severally and not jointly, to purchase from the State Treasurer, as agent for sale on behalf of the Authority, and the State Treasurer, as agent for sale on behalf of the Authority, hereby agrees to deliver to the Underwriters, at a purchase price of 100% of the principal amount thereof, the percentage of aggregate principal amount of California Pollution Control Financing Authority Revenue Bonds (San Jose Water Company Project) Series 2016 (the “Bonds”) set forth opposite such Underwriter’s name in Schedule I hereto, to be dated as of the date of delivery thereof and as more fully described in the Indenture hereinafter defined. The purchase price for the Bonds shall be $70,000,000, representing the aggregate principal

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amount of the Bonds. Simultaneously with the delivery of the Bonds, a fee in the aggregate amount of $245,000 will be paid to the Underwriters in connection with the Underwriters’ offering and sale of the Bonds to the public.
2.    The Bonds. The Bonds will be issued under the provisions of the California Pollution Control Financing Authority Act, commencing with Section 44500 of the California Health and Safety Code, as now in effect and as it may from time to time hereafter be amended or supplemented (the “Act”). The Bonds shall be substantially in the form and subject to redemption as described in, and shall be issued and secured under and pursuant to the provisions of, an Indenture, dated as of December 1, 2016 (the “Indenture”), by and between the Authority and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Bonds are secured by payments made by the Borrower to the Authority pursuant to a Loan Agreement, dated as of December 1, 2016 (the “Loan Agreement”), by and between the Authority and the Borrower. The proceeds of sale of the Bonds will be loaned to the Borrower and applied to (a) finance the Project, and (b) pay certain costs associated with the issuance of the Bonds.
3.    Official Statement. The Authority and the Borrower hereby ratify, confirm and approve of the use and distribution by the Underwriters prior to the date hereof of the Preliminary Official Statement relating to the Bonds (including the cover page and all appendices thereto), dated December 7, 2016, together with any supplements thereto (the “Preliminary Official Statement”). The Authority and the Borrower shall deliver or cause to be delivered to the Underwriters a reasonable number of copies of the final Official Statement, dated the date hereof, relating to the Bonds, together with any amendments and supplements thereto (the “Official Statement”), executed on behalf of the Authority by its Executive Director or its Deputy Executive Director, with the approval thereof by the Borrower. The Underwriters agree to: (a) provide the Authority with final pricing information on the Bonds on a timely basis; (b) disseminate copies of the Official Statement including any supplements prepared by the Authority and the Borrower, and (c) take any and all other actions necessary to comply with applicable Securities and Exchange Commission rules and Municipal Securities Rulemaking Board rules governing the offering, sale and delivery of the Bonds to ultimate purchasers. The Borrower will execute a certificate to provide continuing disclosure pursuant to an agreement to be dated the Closing Date (the “Continuing Disclosure Agreement”) in substantially the form attached as Exhibit D to the Official Statement.
4.    Representations, Warranties and Agreements of the Authority. The Authority, subject to the limitations provided herein, warrants, represents to and agrees with the Underwriters with respect to the Bonds that:
(a)    The Authority is a public instrumentality and political subdivision of the State of California authorized under the Act to issue the Bonds and to exercise all rights and powers permitted under the Act;
(b)    The Authority has complied with the provisions of the Act and all other applicable laws, rules and regulations necessary, and has the requisite power and authority, to (i) execute and deliver this Purchase Contract, the Indenture and the Loan Agreement (collectively, the “Legal Documents”), (ii) issue and deliver the Bonds as provided in this Purchase Contract, and

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(iii) consummate the transactions on its part contemplated by, and perform its obligations under the Legal Documents;
(c)    By the adoption of its resolution, dated December 6, 2016 (the “Authorizing Resolution”), the Authority has duly authorized the distribution of the Preliminary Official Statement and the Official Statement, and approved the execution and delivery of, and the due performance by the Authority of the obligations on its part contained in the Legal Documents and the Bonds and the consummation by the Authority of the transactions contemplated thereby and hereby;
(d)    When executed and delivered on the Closing Date (as hereinafter defined) in accordance with the provisions of this Purchase Contract and assuming the due authorization, execution, and delivery by the other respective parties thereto, the Legal Documents and the Bonds will constitute valid and binding obligations of the Authority enforceable against the Authority in accordance with their respective terms, except as their enforceability may be limited by reasons of bankruptcy, insolvency, reorganization or other laws generally affecting creditors’ remedies; the application of equitable principles regardless of whether equitable remedies are sought; by provisions of California law governing claims against public agencies; and by matters of public policy;
(e)    To the best knowledge of the Authority, the execution and delivery by the Authority of the Legal Documents and the Bonds and compliance with the terms thereof will not conflict with, or constitute a violation, breach of, or default under, any loan agreement, indenture, bond, note, resolution or any other agreement or instrument to which the Authority is a party or by which it is bound, or any law or any rule, regulation, order or decree of any court or governmental agency or body having jurisdiction over the Authority or any of its activities or properties, or result in the creation or imposition of any prohibited lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Authority pledged to pay the principal of and interest on the Bonds, which conflict, violation, breach, default, lien, charge or encumbrance would materially and adversely affect the transactions contemplated hereby or which, in any way, would materially and adversely affect the validity of the Bonds or any of the Legal Documents; provided, however, that no representation is made regarding compliance with any federal or state securities or “blue sky” laws;
(f)    There is no action, suit, or proceeding at law or in equity before or by any court, or any inquiry or investigation before or by any governmental agency, public board, or body, with respect to which service of process on the Authority has been completed or to the best knowledge of the Authority, without independent investigation, threatened against the Authority: (i) seeking to prohibit, restrain, or enjoin the execution and delivery of the Bonds by the Authority or the collection of revenues pledged or to be pledged to pay the principal of and interest on the Bonds; (ii) contesting or seeking to affect the validity or enforceability of the Bonds or the Legal Documents; or (iii) contesting the power of the Authority to enter into, adopt, or perform its obligations under any of the foregoing documents wherein an unfavorable decision, ruling, or finding would materially and adversely affect the transactions contemplated hereby, or which would materially and adversely affect the validity of the Bonds or the Legal Documents;

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(g)    No consent, approval, authorization, or other action by any governmental or regulatory authority having jurisdiction over the Authority that has not been obtained is or will be required for the execution and delivery of the Bonds or the consummation by the Authority of the financing transactions on its part contemplated by this Purchase Contract, except as such may be required for the state securities or “blue sky” laws, for final filings or notice to the California Debt Limit Allocation Committee or the California Debt and Investment Advisory Commission, and for filings to be made to the Internal Revenue Service on Form 8038;
(h)    To the best knowledge of the Authority, without independent investigation, (i) the Authority is not in breach of or in default under (A) any applicable law or administrative regulation of the State of California or the United States or any applicable judgment or decree, or (B) any loan agreement, indenture, bond, note, resolution, agreement, or other instrument to which the Authority is a party or is otherwise subject; and (ii) no event has occurred and is continuing which, with the passage of time or the giving of notice or both, would constitute an event of default under any such instrument, which breach or default would materially and adversely affect the transactions contemplated hereby and by the Official Statement or which, in any way would materially and adversely affect the validity of the Bonds or the Legal Documents; provided that no representation is made regarding compliance with any federal or state securities or “blue sky” laws;
(i)    As of the date hereof, the statements and information contained in the Official Statement under the captions “THE AUTHORITY” and “ABSENCE OF MATERIAL LITIGATION,” (solely as it relates to the Authority) do not contain any untrue statement of a material fact or omit to state a material fact which is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and
(j)    The Authority agrees to cooperate with the Underwriters and their counsel in endeavoring to qualify the Bonds for offering and sale under the securities or blue sky laws of such jurisdictions of the United States as the Underwriters may request; provided, however, that the Authority will not be required to execute a consent to service of process or to qualify as a foreign corporation in connection with any such qualification in any jurisdiction in which it is not now so subject.
Any certificate signed by any officer of the Authority and delivered to the Underwriters shall be deemed a representation and warranty of the Authority to the Underwriters as to the statements made therein.
The execution and delivery of this Purchase Contract by the Authority shall constitute a representation by the Authority to the Underwriters that the representations and warranties contained in this Section 4 are true as of the date hereof; provided, however, that the Authority makes no representations or warranties as to the Borrower or any party to the agreements or instruments described herein other than the Authority and does not represent or warrant in any respect as to any of the statements, information (financial or otherwise), action taken or to be taken, representations or certifications furnished, or to be made and furnished, by the Borrower or any parties to the agreements or instruments described herein other than the Authority in connection with the execution and delivery of the Bonds or any such statements or information (financial or otherwise) contained in the Official Statement or the Legal Documents. Additionally, as to matters of law other than

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federal tax law the Authority is relying on the advice of counsel to the Authority; and as to matters of federal tax law the Authority is relying on the advice of Bond Counsel (as hereinafter defined).
No member of the governing body of the Authority, or any officer or employee of the Authority, shall be individually liable for the breach of any representation, warranty, or agreement contained herein.
5.    Representations, Warranties and Agreements of Borrower. In order to induce the State Treasurer, the Authority and the Underwriters to enter into the Purchase Contract, the Borrower hereby represents, warrants, covenants and agrees with each of such parties, as follows:
(a)    The Borrower is a corporation duly organized and in good standing under the laws of the State of California, and has full power and authority to enter into this Purchase Contract, the Loan Agreement, the Tax Certificate and the Continuing Disclosure Agreement (collectively, the “Borrower Documents”) and to approve the Indenture, the Preliminary Official Statement, and the Official Statement, and to carry out and consummate all transactions contemplated by the Borrower Documents, the Indenture and the Official Statement and by proper action has duly authorized the execution and delivery of the Borrower Documents and the approval of the Indenture, the Preliminary Official Statement and the Official Statement;
(b)    Each officer of the Borrower executing the Borrower Documents and approving the Indenture and the Official Statement is duly and properly authorized to approve, execute, and deliver the same on behalf of the Borrower;
(c)    All information provided by the Borrower and all representations made by the Borrower in its application to the Authority are true and correct as of the date hereof.
(d)    The Indenture, the Preliminary Official Statement, and the Official Statement have been duly approved by the Borrower; this Purchase Contract has been duly authorized, executed, and delivered by the Borrower; the Loan Agreement, the Tax Certificate and the Continuing Disclosure Agreement have each been duly authorized and, at the Closing, will have been duly executed and delivered by the Borrower; and (i) the Loan Agreement, when assigned to the Trustee pursuant to the Indenture, will, to the extent of such assignment, constitute the valid and binding agreement of the Borrower with the Trustee enforceable against the Borrower in accordance with its terms for the benefit of the Owners of the Bonds, and (ii) the Borrower Documents, to the extent that any rights of the Authority and obligations of the Borrower thereunder are not so assigned to the Trustee, will constitute the valid and binding agreements of the Borrower enforceable against the Borrower in accordance with their respective terms; except as enforcement of each of the above-named documents may be limited by bankruptcy, insolvency, moratorium, and other laws affecting the enforcement of creditors’ remedies and by the application of such equitable principles, regardless of whether equitable remedies are sought;
(e)    Except as disclosed in the Official Statement, to the best knowledge of the Borrower, after due inquiry, the Borrower is not in breach of or default under (i) any applicable law or administrative regulation of the State of California or the United States or any applicable judgment or decree or (ii) any loan agreement, indenture, bond, note, resolution, agreement or other instrument

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to which the Borrower is a party or is otherwise subject, and no event has occurred and is continuing which, with the passage of time or the giving of notice or both, would constitute an event of default under any such instrument, which breach or default or event of default could materially adversely affect the ability of the Borrower to repay the loan of the proceeds of the Bonds and perform its obligations under the Borrower Documents;
(f)    The execution and delivery of this Purchase Contract; the approval of the Indenture, the Preliminary Official Statement, and the Official Statement; the execution and delivery of the Loan Agreement, the Tax Certificate and the Continuing Disclosure Agreement at the Closing; the consummation of the transactions contemplated by, and the fulfillment of or compliance with the terms and conditions of, the Borrower Documents will not conflict with or constitute a violation, breach of, or default (with due notice or the passage of time or both) under the Articles of Incorporation of the Borrower, its bylaws, or, after due inquiry, any applicable law or administrative rule or regulation, or any applicable court or administrative decree or order, or any indenture, mortgage, deed of trust, loan agreement, lease, contract or other agreement or instrument to which the Borrower is a party or by which it or its properties are otherwise subject or bound, or result in the creation or imposition of any prohibited lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Borrower, which conflict, violation, breach, default, lien, charge or encumbrance might have consequences that would materially and adversely affect the consummation of the transactions contemplated by the Borrower Documents or the financial condition, assets, properties or operations of the Borrower;
(g)     Except for certain consents, permissions, authorizations, discretionary permits, or licenses in connection with the acquisition and construction of the Project, which will be obtained on a timely basis and which have been disclosed in writing to the Authority and the Underwriters, no consent or approval of any trustee or holder of any indebtedness of the Borrower, and no consent, permission, authorization, order or license of, or filing or registration with, any governmental authority (except in connection with “blue sky” laws) is necessary in connection with (i) the execution and delivery of this Purchase Contract; (ii) the execution and delivery of the Loan Agreement, the Tax Certificate and the Continuing Disclosure Agreement at the Closing; (iii) the approval of the Indenture and the Official Statement; or (iv) the consummation of any transaction contemplated in the Borrower Documents, except as have been obtained or made and as are in full force and effect (or, in case of the Loan Agreement, the Tax Certificate or the Continuing Disclosure Agreement, will be obtained or made and will be in full force and effect at the Closing);
(h)    Except as disclosed in the Official Statement, there is no action, suit, proceeding, inquiry, or investigation before or by any court or federal, state, municipal or other government authority pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or the assets, properties or operations of the Borrower which, if determined adversely to the Borrower or its interests, could have a material and adverse effect upon the consummation of the transactions contemplated by the performance of or the validity of this Purchase Contract, the Loan Agreement, the Tax Certificate, the Official Statement or the Continuing Disclosure Agreement, or the financial condition, assets, properties or operations of the Borrower;

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(i)    The proceeds of the Bonds will be used in connection with the financing of a “project” as defined in the Act, and as of the date hereof, the Borrower together with its affiliates is a “small business,” as defined in Section 8020 of Title 4 of the California Code of Regulations, and the Borrower together with its Participating Affiliates is a “participating party” under the Act.
(j)    The Borrower has all necessary power and authority to conduct the business now being conducted by it and as contemplated by the Borrower Documents and the Official Statement to approve the Indenture, the Preliminary Official Statement, and the Official Statement;
(k)    The Borrower has obtained, or will obtain as soon as reasonably practicable, the necessary governmental agency approvals, all variances from applicable zoning ordinances and all building permits and easements or licenses required for the completion and equipping of the Project, and such governmental agency approvals, variances, permits, easements, and licenses constitute all approvals required to complete the Project, except as provided in the Official Statement. The Project is not subject to change by any administrative or judicial body so as to materially affect such completion;
(l)    The Borrower has not incurred any material liability, direct or contingent, nor has there been any material adverse change in the financial position, results of operations or condition, financial or otherwise, of the Borrower from that shown in the Official Statement which has not heretofore been described in writing to the Authority, the State Treasurer and the Underwriters, whether or not arising from transactions in the ordinary course of business;
(m)    As of the date hereof, the Official Statement (including any financial and statistical data contained in the Official Statement) as amended or supplemented pursuant to this Purchase Contract, if applicable, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation is made as to the statements and information concerning the book-entry only system and contained under the captions “THE AUTHORITY,” “ABSENCE OF MATERIAL LITIGATION (solely as it relates to the Authority), “UNDERWRITING,” and “TAX MATTERS”;
(n)    The balance sheets of the Borrower as of December 31, 2015 and 2014 and the related statements of income and cash flows for each of the three years in the period ended December 31, 2015, included in Appendix A to the Official Statement, present fairly the financial position of the Borrower as of December 31, 2015 and 2014, and the results of operations and cash flows for each of the three years in the period ended December 31, 2015, and are in conformity with generally accepted accounting principles applied on a consistent basis, as required by generally accepted accounting principles;
(o)    The Borrower agrees to indemnify and hold harmless each of the State Treasurer, the Authority and the Underwriters, and each person, if any, who controls (as such term is defined in Section 15 of the Securities Act of 1933, as amended) any of them and the trustees, officers, members, agents and employees of the Authority, the State Treasurer and the Underwriters (collectively, the “Indemnitees”) against any and all losses, claims, damages, liabilities and expenses arising out of any statement or information in the Preliminary Official Statement (other than the

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information contained under the captions “THE AUTHORITY” and “ABSENCE OF MATERIAL LITIGATION” (solely as it relates to the Authority) and, in the case of the Underwriters, other than the information contained under the caption “UNDERWRITING”) or in the Official Statement (other than the information contained under the captions “THE AUTHORITY” and “ABSENCE OF MATERIAL LITIGATION” (solely as it relates to the Authority) and, in the case of the Underwriters, other than the information contained under the caption “UNDERWRITING”) that is or is alleged to be untrue or incorrect in any material respect or the omission or alleged omission therefrom of any statement or information that should be stated therein or that is necessary to make the statements therein not misleading in any material respect or from the failure or alleged failure to register any security under the Securities Act of 1933, as amended, or to qualify any indenture under the Trust Indenture Act of 1939, as amended, in connection with the public offering and sale of the Bonds. In case any claim shall be made or action brought against any Indemnitee based upon the Official Statement for which indemnity may be sought against the Borrower, as provided above, such Indemnitee shall promptly notify the Borrower in writing setting forth the particulars of such claim or action and the Borrower shall assume the defense thereof, including the retaining of counsel acceptable to such Indemnitee and the payment of all expenses. Any Indemnitee shall have the right at any time to retain separate counsel in any such action and to participate in the defense thereof but shall bear the fees and expenses of such counsel unless (i) the Borrower shall have specifically authorized the retaining of such counsel, (ii) the Borrower has failed to assume the defense and employ counsel reasonably acceptable to the Indemnitee, (iii) the Attorney General of the State of California assumes the defense of the Authority or the State Treasurer or the trustees, officers, members, agents and employees of the Authority or the State Treasurer, or (iv) the parties to such suit include such Indemnitee and the Borrower, and such Indemnitee has been advised by such counsel that one or more legal defenses may be available to it which may not be available to the Borrower or that representation of such Indemnitee and the Borrower by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case the Borrower shall not have the right to assume the defense of such action on behalf of the Indemnitee, but the Borrower shall not be liable for the fees and expenses of more than one counsel for each Indemnitee);
(p)    In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 5(o) hereof is applicable but for any reason is held to be unavailable from the Borrower, the Borrower and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal, and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, to which the Borrower and the Underwriters may be subject, but after deducting any contribution received by the Borrower from persons who control the Borrower within the meaning of the Securities Act of 1933, as amended, or from the authorized representative of the Borrower who signed the Official Statement, who may also be liable for contribution) in such proportion that the Underwriters are jointly responsible for that portion represented by the percentage that the underwriting fee set forth in the Official Statement bears to the public offering price appearing thereon and the Borrower is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933, as amended) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(p), each person,

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if any, who controls each of the Underwriters within the meaning of the Securities Act of 1933, as amended, shall have the same rights to contribution as the Underwriters and each person, if any, who controls the Borrower within the meaning of the Securities Act of 1933, as amended, and the authorized representative of the Borrower who shall have signed the Official Statement shall have the same rights to contribution as the Borrower. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 5(p), notify such party or parties from whom contribution may be sought, but the omission to so notify such party from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 5(p). No party shall be liable for contribution with respect to any action or claim settled without its consent;
(q)    The Borrower confirms that the Preliminary Official Statement is “final” (except as permitted under Rule 15c2-12 under the Securities Exchange Act of 1934 (the “Rule”)) and the Official Statement is “complete” as of its date within the meaning of the Rule. The use of the Official Statement by the Underwriter is authorized by the Borrower; and
(r)    The representations, warranties, agreements and indemnities herein shall survive the Closing Date under the Purchase Contract and any investigation made by or on behalf of any Indemnitee of any matters described in or related to the transactions contemplated by this Purchase Contract, the Official Statement, the Loan Agreement, the Indenture, the Tax Certificate or the Continuing Disclosure Agreement.
6.    Closing. At 8:00 a.m., California time, on December 20, 2016, or at such other time or on such earlier or later date as the Authority, the Borrower and the Underwriters mutually agree upon (the “Closing Date”), the Authority will deliver or cause to be delivered to the Underwriters, who shall deliver or cause to be delivered to The Depository Trust Company in New York, New York (“DTC”) (or such other locations as may be designated by the Underwriters and approved by the Authority), the Bonds in book-entry form, duly executed and authenticated, and will deliver to the Underwriters at the Law Offices of Leslie M. Lava, 1 Blackfield Drive, #143, Tiburon, California 94920 (or such other location as may be designated by the Underwriters and approved by the Authority), the other documents herein mentioned. The Underwriters will pay the purchase price of the Bonds as set forth in Section 1 hereof by wire transfer to the order of the Trustee for the account of the Authority and will accept delivery of the Bonds as set forth below. This payment for and delivery of the Bonds, together with the delivery of the documents, is herein called the “Closing” or the “Closing Date.” CUSIP identification numbers shall be printed on the Bonds; however, neither the failure to print CUSIP numbers on any Bond nor any error with respect thereto shall constitute cause for a failure or refusal by the Underwriters to accept delivery of and pay for the Bonds on the Closing in accordance with the terms of this Purchase Contract. The Bonds shall be made available to the Underwriters not less than one business day before the Closing for purposes of inspection and packaging.
The Bonds shall be registered in the name of Cede & Co., as nominee of DTC and shall be in the form of a single fully registered Bond for each maturity of the Bonds. The Authority

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acknowledges that the services of DTC will be used initially by the Underwriters in order to permit the issuance of the Bonds in book-entry form, and agrees to cooperate with the Underwriters in employing such services.
7.    Underwriters’ Conditions to Closing. The Underwriters have entered into this Purchase Contract in reliance upon the representations and agreements of the Authority and the Borrower herein, the performance by the Authority and the Borrower of their respective obligations hereunder, both as of the date hereof and as of the Closing Date, and the opinions of counsel to the Authority and the Borrower. The Underwriters’ obligations under this Purchase Contract are and shall be subject to the following further conditions:
(a)    At the time of Closing, this Purchase Contract, the Indenture, the Loan Agreement and the Continuing Disclosure Agreement shall each be in full force and effect as valid and binding agreements between or among the various parties thereto and said documents and the Official Statement shall not have been amended, modified or supplemented except as may have been agreed to in writing by the Underwriters and there shall be in full force and effect such resolutions as, in the opinion of Leslie M. Lava, Esq. (“Bond Counsel”), shall be necessary in connection with the transactions contemplated hereby;
(b)    The Bonds shall have been duly authorized, executed and authenticated in accordance with the provisions of the Indenture;
(c)    Between the date hereof and the Closing Date, the market price or marketability, at the initial offering price set forth in the Official Statement, of the Bonds shall not have been materially adversely affected, in the reasonable judgment of the Underwriters (evidenced by a written notice to the Authority, the State Treasurer and the Borrower, terminating the obligation of the Underwriters to accept delivery of and pay for the Bonds), after consultation with the Borrower, the Authority and the State Treasurer, by reason of any of the following:
(1)    Legislation shall have been enacted by the Congress of the United States or the Legislature of the State of California or favorably reported thereto for passage by any committee to which such legislation has been referred for consideration or be pending before any such committee or shall have been recommended to the Congress of the United States for passage by the President of the United States or recommended to the Legislature of the State of California for passage by the Governor of the State of California, or a decision shall have been rendered by a court of the United States, including the Tax Court of the United States, or of the State of California, or a ruling or an official release shall have been made or a regulation shall have been proposed or made by the Treasury Department of the United States or the Internal Revenue Service or other federal or State of California authority having jurisdiction over tax matters, with respect to federal or State of California taxation upon revenues or other income of the Authority or the Borrower or upon interest on obligations of the general character of the Bonds, or other action or events shall have transpired that would, in the reasonable judgment of the Underwriters, have the purpose or effect, directly or indirectly, of changing the federal or State of California tax consequences of any of the transactions contemplated in connection herewith and that in the reasonable judgment of the Underwriters, affects materially and adversely (i) the market price or

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marketability of the Bonds or (ii) the ability of the Underwriters to enforce contracts for the sale of the Bonds;
(2)    Legislation enacted in the Congress, or a decision rendered by a court established under Article III of the Constitution of the United States or by the Tax Court of the United States, or an order, ruling, regulation (final, temporary or proposed) or official statement issued or made by or on behalf of the Securities and Exchange Commission, or any other governmental agency having jurisdiction of the subject matter, to the effect that obligations of the general character of the Bonds, or the Bonds, including any or all underlying arrangements, are not exempt from registration under the Securities Act of 1933, as amended, or that the Indenture is not exempt from qualification under the Trust Indenture Act of 1939, as amended, or suspending the use of the Official Statement or any amendment or supplement thereto or any proceeding for that purpose shall have been initiated or threatened in any such court or by any such authority;
(3)    The outbreak or escalation of hostilities involving the United States, or the declaration by the United States of a national emergency or war, or the occurrence of any other national emergency or calamity relating to the effective operation of the government of or the financial community in the United States beyond that in effect at the date hereof;
(4)    The declaration of a general banking moratorium by federal, New York or California authorities, or the general suspension of trading on any national securities exchange;
(5)    The imposition by the New York Stock Exchange or other national securities exchange, or any governmental authority, of any material restrictions not now in force with respect to the Bonds or obligations of the general character of the Bonds or securities generally, or the material increase of any such restrictions now in force, including those relating to the extension of credit by, or the charge to the net capital requirements of, underwriters;
(6)    An order, decree or injunction of any court of competent jurisdiction, or order, ruling, regulation or official statement by the Securities and Exchange Commission, or any other governmental agency having jurisdiction of the subject matter, issued or made to the effect that the issuance, offering or sale of obligations of the general character of the Bonds, or the issuance, offering or sale of the Bonds, including any or all underlying obligations, as contemplated hereby or by the Official Statement, is or would be in violation of the federal securities laws as amended and then in effect;
(7)    The withdrawal or downgrading of the rating of the Bonds to less than “A” by Standard and Poor’s; or
(8)    Any event occurring, or information becoming known which, in the reasonable judgment of the Underwriters, makes untrue in any material respect any statement or information contained in the Official Statement, or has the effect that the Official Statement

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contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(d)    At or prior to the Closing, the Underwriters shall receive the following documents with respect to the Bonds, in each case satisfactory in form and substance to the Underwriters and Underwriters’ Counsel (as hereinafter defined):
(1)    Certified copies of the Authorizing Resolution and any other resolutions adopted by the Authority which relate to the Bonds;
(2)    The Indenture, the Loan Agreement and the Continuing Disclosure Agreement, each duly executed and delivered by the respective parties thereto, together with such amendments, modification or supplements as may have been agreed to in writing by the Underwriters;
(3)    Copies of the Official Statement, executed by the Executive Director of the Authority or an authorized representative thereof, with the approval thereof executed on behalf of the Borrower by an authorized representative thereof;
(4)    The unqualified approving opinion of Bond Counsel, dated the Closing Date and addressed to the Authority, in substantially the form attached as Appendix B to the Official Statement, together with a reliance letter addressed to the Underwriters;
(5)    The supplemental opinion of Bond Counsel in a form acceptable to the Authority and the Underwriters and addressed to the Authority and the Underwriters, dated the Closing Date, to the effect that:
(A)    The statements contained in the Official Statement, dated December 15, 2016 with respect to the Bonds (the “Official Statement”), under the captions “THE BONDS” (except for (i) the last two sentences contained in the first paragraph of the subsection thereunder entitled “General”, (ii) the second paragraph of the subsection thereunder entitled “Notice of Redemption” and (iii) the subsection thereunder entitled “DTC and the Book-Entry Only System”), “SECURITY AND SOURCES OF PAYMENT FOR THE BONDS”, “THE LOAN AGREEMENT”, “THE INDENTURE” and “TAX MATTERS”, insofar as such statements expressly summarize certain provisions of the Bonds, the Indenture, the Loan Agreement or the opinion of Bond Counsel concerning certain federal tax matters relating to the Bonds, are accurate in all material respects;
(B)    The Bonds are not subject to the registration requirements of the Securities Act of 1933, and the Indenture is exempt from qualification pursuant to the Trust Indenture Act of 1939; and
(C)    The Purchase Contract has been duly authorized, executed and delivered by the Authority and, assuming due authorization, execution and

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delivery by and validity against each of the Underwriters and acceptance and agreement by the Borrower and the State Treasurer, is a valid and binding agreement of the Authority, subject to the laws relating to bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium and other laws relating to or affecting creditors’ rights, to the application of equitable principles, to the exercise of judicial discretion in appropriate cases and to the limitations on legal remedies against governmental entities in the State of California;
(6)    The unqualified approving opinion of Special Tax Counsel, dated the Closing Date and addressed to the Authority, the Underwriters and Bond Counsel, in substantially the form attached as Appendix C to the Official Statement;
(7)    The opinion of the Attorney General of the State of California, counsel to the Authority, addressed to the Authority, dated the Closing Date, in substantially the form attached hereto as Exhibit A;
(8)    A certificate of the Authority, dated the Closing Date substantially in the form attached hereto as Exhibit B;
(9)    Copies of the Articles of Incorporation of the Borrower and a good standing certificate of recent date, each certified by the Secretary of State; a good standing certificate of recent date for the Borrower certified by the Franchise Tax Board of the State and certified copies of the Borrower’s bylaws and resolutions or unanimous written consents of the Board of Directors of the Borrower authorizing the execution and delivery of the Loan Agreement, the Tax Certificate, the Continuing Disclosure Agreement and this Purchase Contract, approving the Indenture and the Official Statement (and distribution thereof) and authorizing the distribution of the Preliminary Official Statement;
(10)    A certificate of an authorized representative of the Borrower acceptable to the Underwriters and the Authority, dated the Closing Date, to the effect that:
(A)    No litigation is pending or, to the knowledge of such officer, threatened (i) to restrain or enjoin the issuance or delivery of any of the Bonds or the payments to be made by the Borrower under the Indenture or the Loan Agreement, (ii) in any way contesting or affecting the authority for the issuance or delivery of the Bonds or the validity of the Bonds, the Indenture, the Loan Agreement, the Tax Certificate, the Continuing Disclosure Agreement, the Official Statement or this Purchase Contract, or the resolutions of the Borrower relating to the Project and the Bonds, or (iii) in any way contesting the corporate existence or powers of the Borrower;
(B)    No event has occurred since the date of the Official Statement which either makes untrue or incorrect in any material respect as of the Closing Date any statement or information contained in the Official Statement or is not reflected in the Official Statement but should be reflected therein in order to make the statements and information contained therein not misleading in any material respect;

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provided that no representation is made as to the statements and information concerning the book-entry only system and contained under the captions, “THE AUTHORITY,” “ABSENCE OF MATERIAL LITIGATION” (solely as it relates to the Authority), “UNDERWRITING,” and “TAX MATTERS”; and
(C)    The representations and warranties of the Borrower contained in this Purchase Contract are true and correct as of the Closing Date as if made on and as of the Closing Date;
(11)    The opinion of Ballard Spahr LLP, counsel to the Underwriters (“Underwriters’ Counsel”), dated the Closing Date and addressed to the Underwriters in form and substance satisfactory to the Underwriters;
(12)    The opinion of counsel to the Borrower, addressed to the Authority, the Trustee, Bond Counsel and the Underwriters, dated the Closing Date, collectively to the effect that:
(A)    The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, with the corporate power and authority to own its properties and to conduct its current business as contemplated by the Official Statement; the Borrower together with its affiliates is a “small business,” as defined in Section 8020 of Title 4 of the California Code of Regulations; the Project is a “project” and the Borrower together with its Participating Affiliates is a “participating party” under the California Pollution Control Financing Authority Act, commencing with Section 44500 of the California Health and Safety Code, as now in effect;
(B)    The Loan Agreement, the Tax Certificate, the Continuing Disclosure Agreement and this Purchase Contract have been duly authorized, executed and delivered by the Borrower and each is a valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as their enforceability may be limited by reasons of bankruptcy, insolvency, reorganization or other laws generally affecting creditors’ remedies or the application of equitable principles regardless of whether equitable remedies are sought, or matters of public policy;
(C)    No authorization, approval, consent or license of any regulatory body or authority of the United States or the State of California not already obtained is required for the valid authorization, execution, delivery and performance of the Loan Agreement, the Tax Certificate, the Continuing Disclosure Agreement and this Purchase Contract. The execution and delivery of the Loan Agreement, the Tax Certificate, the Continuing Disclosure Agreement, the Official Statement and this Purchase Contract, and compliance therewith by the Borrower, will not result in (i) a violation of the Articles of Incorporation of the Borrower or bylaws of the Borrower, (ii) a breach or a default under any indenture, mortgage, deed of trust or other agreement or instrument to which the Borrower is a party or by which it or

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any of its property is bound, (iii) a violation of any law, rule or regulation of any administrative or governmental body having jurisdiction over the Borrower or its property or (iv) a violation of any judgment, order or decree of any court, government, or government agency or body having jurisdiction over the Borrower or any of its properties; and
(D)    Except as disclosed in the Official Statement, (i) to our knowledge, there are no pending or threatened lawsuits or other proceedings against the Borrower (1) which seeks to restrain or enjoin the issuance or delivery of the Bonds, or the collection of the payments to be made pursuant to the Indenture or the Loan Agreement, (2) in any way contests or affects the authority for the issuance and delivery of the bonds or the validity of this Purchase Contract, the Bonds, the Indenture, the Loan Agreement, the Tax Certificate, the Continuing Disclosure Agreement, the Official Statement or the resolutions of the Borrower relating to the Project and the Bonds, (3) contests the corporate existence or powers of the Borrower, or (4) contests or affects the powers of the Borrower to enter into or perform its obligations or consummate the transactions contemplated under any of the foregoing; and (ii) to our knowledge, the Borrower is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental authority, which default would materially and adversely affect the consummation of the transactions contemplated by this Purchase Contract, the Bonds, the Indenture, the Loan Agreement, the Tax Certificate, the Continuing Disclosure Agreement or the financial condition, assets, properties or operations of the Borrower
(13)    A letter from counsel to the Borrower addressed to the Authority, the Trustee, Bond Counsel and the Underwriters, dated the Closing Date, stating that nothing has come to the attention of counsel to the Borrower which would lead such counsel to believe that the statements and information contained in the Official Statement (except information concerning the book-entry only system and contained under the captions “THE AUTHORITY,” “ABSENCE OF MATERIAL LITIGATION” (solely as it relates to the Authority), “UNDERWRITING,” and “TAX MATTERS”) as of the date of the Official Statement and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading
(14)    An opinion of counsel to the Trustee addressed to the Authority and the Underwriters, dated the Closing Date, to the effect that:
(A)    The Trustee is a national banking association with trust powers, qualified to accept and administer funds, duly created and lawfully existing under the laws of the United States of America and has the authority to exercise trust powers in the State of California;

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(B)    The Trustee has duly authorized by all necessary corporate action the execution, delivery, and performance of the Indenture;
(C)    The Trustee has full power and corporate authority to accept the duties and obligations imposed on it by the Indenture and to authenticate the Bonds and the full legal power and authority to own its properties and to carry on its business;
(D)    Upon execution and delivery of the Indenture, by a duly authorized officer of the Trustee, assuming due authorization, execution and delivery by the Authority, the Indenture will constitute the valid and binding agreement of the Trustee, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, moratorium, and other laws affecting the enforcement of creditors’ remedies generally and by the application of equitable principles, regardless of whether equitable remedies are sought; and
(E)    No authorization, consent or other order of any State of California or federal government authority or agency having jurisdiction in the matter is required to be obtained by the Trustee for the valid authorization, execution, delivery and performance by the Trustee of the Indenture;
(15)    A certificate of the Trustee, dated the Closing Date, to the effect that:
(A)    The Trustee is the Trustee under the Indenture, relative to the issuance and delivery of the Bonds;
(B)    The Trustee is duly organized, validly existing, in good standing under the laws of the United States of America, has the authority to exercise trust powers in the State of California, and is empowered, authorized, and is duly qualified to serve as trustee and registrar pursuant to the Indenture and the other documents relating to the issuance of the Bonds;
(C)    The Indenture has been duly executed, acknowledged, and delivered on behalf of the Trustee by an authorized officer;
(D)    The Bonds have been duly authenticated and delivered by the Trustee, acting as registrar pursuant to the Indenture;
(E)    The Trustee has received executed counterparts of the Indenture, the Loan Agreement, the Tax Certificate and the Continuing Disclosure Agreement;
(F)    There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, governmental agency, public board or body, pending or to the best of the Trustee’s knowledge, threatened against the Trustee affecting the existence of the Trustee or the titles of its officers to their respective

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offices or seeking to prohibit, restrain or enjoin the authentication of the Bonds by the Trustee, or contesting the powers of the Trustee or its authority to perform its obligations under the Indenture or the Bonds.
(16)    An agreed upon procedures letter from KPMG to the Underwriters in form and substance satisfactory to the Underwriters;
(17)    The Tax Certificate executed by the Authority and the Borrower in form and substance satisfactory to Bond Counsel, Underwriters’ Counsel and the Underwriters;
(18)    An executed copy of the DTC Blanket Letter of Representations;
(19)    Evidence from Standard and Poor’s that the Bonds have been rated “A”;
(20)    Evidence of required filings with the California Debt and Investment Advisory Commission and any other applicable governmental filings; and
(21)    Such additional legal opinions, certificates, proceedings, instruments and other documents as Bond Counsel, Counsel to the Authority and Underwriters’ Counsel may reasonably request to evidence compliance by the Authority and the Borrower with legal requirements, the truth and accuracy, as of the time of Closing, of the representations contained herein and in the Official Statement and the due performance or satisfaction by the Authority and the Borrower, at or prior to such time, of all agreements then to be performed and all conditions then to be satisfied.
(e)    All matters relating to this Purchase Contract, the Bonds and the offering and sale thereof, the Indenture, the Loan Agreement and the consummation of the transactions contemplated by this Purchase Contract shall have been approved or waived by the Underwriters.
8.    Authority’s Conditions to Closing. The Authority’s obligations hereunder with respect to the Bonds shall be subject to the following conditions:
(a)    The performance by the Borrower of its obligations, to be performed hereunder at or prior to the Closing; and
(b)    No order, decree, injunction, ruling or regulation of any court, regulatory agency, public board or body shall have been issued, nor shall any legislation have been enacted, with the purpose or effect, directly or indirectly, of prohibiting the offering, sale or issuance of the Bonds as contemplated hereby or by the Official Statement.
(c)    At or before the Closing, the Authority shall have received:
(i)    Executed counterparts of the Legal Documents;

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(ii)    Duly executed originals or conformed copies, as may be determined by the Authority, of the letters, documents, certificates and opinions referred to in Section 7(d) hereof and such other certificates, opinions and documents reasonably required by the Authority; and
(iii) Evidence of payment or provision for payment of the fees of the Authority, the State Treasurer as agent for sale, and the California Debt Limit Allocation Committee.
In addition, not later than 10 days after the Closing, the Underwriters shall submit to the Authority the report(s) required by Section 1899.532 of Article 4 of Subchapter 4 of Chapter 4 of Division 2 of Title 2 of the California Code of Regulations, in substantially the form attached hereto as Exhibit C.
9.    Supplements to Official Statement. Before the “End of Underwriting Period,” which will be deemed the Closing Date unless notified otherwise by the underwriter prior to closing and in no event longer than 25 days after the Closing Date, (a) the Authority will not adopt any amendment of or supplement to the Official Statement to which the Underwriters shall object in writing or which shall be disapproved by Underwriters’ Counsel and (b) if any event relating to or affecting the Authority or the Borrower shall occur as a result of which it is necessary, in the opinion of Underwriters’ Counsel, after consultation with the Authority, to amend or supplement the Official Statement in order to make the Official Statement not misleading in the light of the circumstances existing at the time it is delivered to the initial purchasers of the Bonds, the Authority and the Borrower will forthwith prepare and furnish to the Underwriters a reasonable number of copies of an amendment of or supplement to the Official Statement (in form and substance satisfactory to Underwriters’ Counsel, and at the expense of the Borrower) which will amend or supplement the Official Statement so that it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Official Statement is delivered to the initial purchasers of the Bonds, not misleading. For the purposes of this section, the Authority and the Borrower will each furnish such information with respect to themselves as the Underwriters may from time to time request.
10.    Expenses. (a) The Underwriters shall be under no obligation to pay, and the Borrower, pursuant to this Purchase Contract, shall pay all expenses and costs incident to the performance by the Authority of its obligations in connection with the authorization, issuance and delivery of the Bonds to the Underwriters. The Borrower shall pay all costs of issuance associated with the Bonds including the costs of preparing the Preliminary Official Statement and the Official Statement (and any amendment or supplement prepared pursuant to this Purchase Contract); and the fees and expenses of Underwriters’ Counsel and Counsel to the Authority any or all of which may be paid out of Bond proceeds; provided however that the Borrower’s obligations hereunder will not be limited by the availability of Bond proceeds.
(b)    The Underwriters shall pay all expenses reasonably incurred by the Underwriters in connection with the offering and distribution of the Bonds, including but not limited to: (i) all advertising expenses in connection with the offering of the Bonds; (ii) all reasonable out-of-pocket disbursements and expenses incurred by the Underwriters in connection with the offering

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and distribution of the Bonds; (iii) the fees payable to the California Debt and Investment Advisory Committee; (iv) the costs of ordering CUSIP numbers and qualifying the Bonds with DTC and (v) all other expenses incurred by the Underwriters in connection with the offering and distribution of the Bonds.
11.    Notices. Any notice or other communication to be given under this Purchase Contract:
(a)    To the State Treasurer may be given by delivering the same in writing to the Treasurer of the State of California, 915 Capitol Mall, Room 261, Sacramento, California 95814;
(b)    To the Authority may be given by delivering the same in writing to the California Pollution Control Financing Authority, 915 Capitol Mall, 5th Floor, Sacramento, California 95814, Attention: Executive Director;
(c)    To the Underwriters may be given by delivering the same in writing to Morgan Stanley & Co. LLC, 1585 Broadway, 16th Floor, New York, New York 10036; and
(d)    To the Borrower may be given by delivering the same in writing to San Jose Water Company, 110 West Taylor Street, San Jose, California 95110, Attention: Chief Financial Officer with copy to General Counsel.
All notices or communications hereunder by any party shall be given and served upon each other party. The approval of the Underwriters when required hereunder or the determination of satisfaction as to any document referred to herein shall be in writing signed by the Underwriters and delivered to the party requesting such approval or determination of satisfaction.
12.    Parties In Interest; Survivability of Representations, Warranties and Agreements. This Purchase Contract shall be binding upon and inure solely to the benefit of each of the State Treasurer, the Authority, the Underwriters, and the Borrower and, to the extent set forth herein, persons controlling any of such parties, and their respective trustees, officers, members, employees, agents and personal representatives, successors and assigns, and no other person or firm shall acquire or have any right under or by virtue of this Purchase Contract. All representations, warranties and agreements of the Authority, the Underwriters, and the Borrower in this Purchase Contract shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters and shall survive the delivery of and payment for the Bonds.
13.    Representations, Warranties and Agreements of Underwriters. The Underwriters represent and warrant to and agrees with the Authority and the State Treasurer that they are authorized to take any action under this Purchase Contract required to be taken by them and that this Purchase Contract is a binding contract of the Underwriters enforceable against the Underwriters in accordance with its terms. The Underwriters also represents that all information in the Official Statement under the heading “UNDERWRITING” was as of its date and is as of the date hereof true, accurate and correct.

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14.    Arm’s Length Transaction. The State Treasurer, the Authority and the Underwriters acknowledge and agree that (i) the purchase and sale of the Bonds pursuant to this Purchase Contract is an arm’s-length, commercial transaction among the State Treasurer, the Authority and the Underwriters in which the Underwriters are acting solely as a principal and are not acting as an agent, advisor or fiduciary of the State Treasurer or the Authority, (ii) the Underwriters have not assumed any advisory or fiduciary responsibility to the State Treasurer or the Authority with respect to this Purchase Contract, the offering of the Bonds and the discussions, undertakings and procedures leading thereto (irrespective of whether the Underwriters, or any affiliate of the Underwriters, have provided other services or are currently providing other services to the State Treasurer or the Authority on other matters), (iii) the only contractual obligations the Underwriters have to the State Treasurer and the Authority with respect to the transactions contemplated hereby are those set forth in this Purchase Contract, (iv) the Underwriters have financial and other interests that differ from those of the State Treasurer and the Authority,  and (v) the State Treasurer and the Authority have consulted with their own legal, accounting, tax, financial and other advisors, as applicable, to the extent they have deemed appropriate.  Nothing in the foregoing paragraph is intended to limit the Underwriters’ obligations of fair dealing under MSRB Rule G-17.
15.    Execution in Counterparts. This Purchase Contract may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.
16.    Governing Law. This Purchase Contract shall be governed exclusively by and construed in accordance with the applicable laws of the State applicable to contracts made and performed in the State. This Purchase Contract shall be enforceable in the State and any action arising out of this Purchase Contract shall be filed with and maintained in Sacramento County Superior Court, Sacramento County, California, unless the Authority waives this requirement in writing.
The parties agree that the terms and conditions of this Purchase Contract supersede those of all previous agreements between the parties relating to the subject matter hereof, and that this Purchase Contract contains the entire agreement among the parties hereto relating to the subject matter hereof.

[Signature Page of Bond Purchase Contract Follows]

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IN WITNESS WHEREOF, this Purchase Contract has been executed as of the date first set forth above.
Very truly yours,
MORGAN STANLEY & CO. LLC

By: /s/ F. J. Sweeney
Name: F. J. Sweeney
Title: Managing Director
RBC CAPITAL MARKETS, LLC

By: /s/ Tim Williams
Name: Tim Williams
Title: Managing Director

Accepted and Agreed:

TREASURER OF THE STATE OF CALIFORNIA
By: /s/ Blake Fowler
Deputy Treasurer
For California State Treasurer John Chiang
CALIFORNIA POLLUTION CONTROL
FINANCING AUTHORITY
By:    /s/ Reneé Webster-Hawkins
Executive Director
SAN JOSE WATER COMPANY, BORROWER
By:     /s/ James P. Lynch
Authorized Representative

[Signature Page to Bond Purchase Contract for San Jose Water Company]

Schedule I

Underwriters	Percentage Liability
Morgan Stanley & Co. LLC..............................................................	60%
RBC Capital Markets, LLC...............................................................	40%

Total.................................................................................	100%

Sch. 1

EXHIBIT A
FORM OF OPINION OF COUNSEL TO THE AUTHORITY

December 20, 2016

California Pollution Control Financing Authority
801 Capitol Mall, Second Floor
Sacramento, CA 95814

$70,000,000
California Pollution Control Financing Authority
Revenue Bonds
(San Jose Water Company Project)
Series 2016

Ladies and Gentlemen:
This opinion is delivered to you in connection with the issuance of the above-referenced bonds (the “Bonds”) pursuant to Section 7(d)(7) of a bond purchase contract, dated December 15, 2016 (the “Purchase Contract”), among the California Pollution Control Financing Authority (the “Authority”), the Treasurer of the State of California, as agent for sale on behalf of the Authority, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as underwriters, and approved by San Jose Water Company, as borrower (the “Borrower”).
The Bonds are being issued pursuant to the California Pollution Control Financing Authority Act, Division 27 of the Health and Safety Code (commencing with section 44500) (the “Act”) and an Indenture, dated as of December 1, 2016 (the “Indenture”), by and between the Authority and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The proceeds of the Bonds are being loaned by the Authority to the Borrower pursuant to a Loan Agreement, dated as of December 1, 2016 (the “Loan Agreement”), between the Authority and the Borrower. Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Indenture.
The Authority’s only sources of payment for the principal of, premium, if any, or interest on the Bonds are Revenues from payments by the Borrower and certain other limited sources provided for and described in the Indenture. The Authority is not obligated to pay the principal of, premium, if any, or interest on the Bonds except from such Revenues and other limited sources provided for and described in the Indenture. Neither the faith and credit nor the taxing power of the State of California or any subdivision thereof, or any local agency, is pledged to the payment of the principal of, premium, if any, or interest on the Bonds. The Authority has no taxing power with which to provide for payment of the principal of, premium, if any, or interest on the Bonds, nor does it have the power to commit the faith and credit or the taxing power of the State of California or any subdivision thereof, or any local agency, to payment of the principal of, premium, if any, or interest on the Bonds.
As to questions of fact material to this opinion, we have relied upon representations contained in the Indenture, the Loan Agreement and the Purchase Contract (“Authority Documents”) and in certain certificates, documents, records, statements, and opinions furnished by, or on behalf of, the Authority and the Borrower, without undertaking to verify such facts by independent investigation. We have reviewed the Authority Documents, certificates of the Authority and others, certain parts of the official statement relating to the Bonds dated December 15, 2016 (the “Official Statement”) under the headings, “THE AUTHORITY” and “ABSENCE OF MATERIAL LITIGATION” (solely as it relates to the Authority), and such other documents, opinions and matters to the extent deemed necessary to render the opinions set forth herein. In addition, we have assumed compliance with the covenants and agreements contained in the Authority Documents.
The opinions expressed herein are based on an analysis of existing laws, regulations, rulings and court decisions and cover certain matters not directly addressed by such authorities. Such opinions may be affected by actions taken or omitted or events occurring after the date hereof. We have not undertaken to determine, or to inform any person, whether any such actions are taken or omitted or events do occur or any other matters come to our attention after the date hereof, and we disclaim any obligation to update this opinion. We have assumed the genuineness of all documents and signatures presented to us (whether as originals or as copies) and the due and legal execution and delivery thereof by, and validity against, any parties other than the Authority. We have not undertaken to verify independently, and have assumed, the accuracy of the factual matters represented, warranted or certified in the documents, and of the legal conclusions contained in the opinions, referred to in the immediately preceding paragraph hereof.
We express no opinion as to whether interest on the Bonds is excluded from gross income for federal income tax purposes or exempt from State of California personal income taxes or as to any other tax consequences related to the ownership or disposition of, or the accrual or receipt of interest on, the Bonds. We express no opinion regarding the Tax Certificate (including as it may be referenced in any Authority Document). We take no responsibility for the accuracy, completeness or fairness of the Official Statement or other offering material relating to the Bonds and express no opinion with respect thereto, except as expressly set forth in numbered paragraph 2 below.
Based upon and subject to the foregoing, and in reliance thereon, as of the date hereof, we are of the opinion that:
1.    The Authority is a public instrumentality validly existing under the Constitution and laws of the State of California.
2.    The Official Statement has been duly authorized, executed and delivered by the Authority, and the information contained in the Official Statement under the headings “THE AUTHORITY” and “ABSENCE OF MATERIAL LITIGATION” (solely as it relates to the Authority) is true and correct.

3.    Resolution of the California Pollution Control Financing Authority Delegating Certain Powers and Authorizing Certain Actions Related to Bond Financings, adopted on January 19, 2016 and Final Resolution No. -- of the Authority, adopted on December 6, 2016, approving and authorizing the execution and delivery of the Authority Documents, the Bonds and the Official Statement, were duly adopted at meetings of the governing body of the Authority which were called and held pursuant to law and with all public notice required by law and at which a quorum was present and acting throughout.
4.    There is no action, suit or proceeding pending (with service of process against the Authority having been accomplished) before any court, governmental agency, public board or body, or to our knowledge threatened, against the Authority to restrain or enjoin the issuance or delivery of the Bonds, the collection of Revenues pledged under the Indenture, the assignment of the Loan Agreement under the Indenture or the loaning of the proceeds of the Bonds to the Borrower under the Loan Agreement, or contesting any authority for the issuance of the Bonds, the validity of the Bonds, or the Authority Documents, or contesting the existence or powers of the Authority with respect to the issuance of the Bonds or the security therefor wherein an unfavorable decision, ruling or finding would have a material adverse effect on the transactions contemplated by the Authority Documents or the validity of the Bonds (it being understood that we have made no docket search of state or federal courts nor any other similar inquiry regarding such matters).
5.    The execution and delivery of the Bonds and the Authority Documents by the Authority and the Authority’s compliance with the provisions thereof under the circumstances contemplated thereby do not and will not conflict with or constitute on the part of the Authority a breach of or default under any agreement or other instrument known to us to which the Authority is a party or by which it is bound, or under any existing law, regulation, court order or consent decree to which the Authority is subject, which conflict, breach or default would have a material adverse effect on the validity of the Bonds or the Authority Documents; provided that no representation is made regarding compliance with any federal or state securities or “blue sky” laws.
6.    The Authority Documents have been duly authorized, executed, and delivered by the Authority and, assuming due authorization, execution and delivery by the other parties thereto, are valid and binding obligations of the Authority enforceable in accordance with their respective terms, and the Bonds have been duly authorized, executed and delivered by the Authority and, assuming due authentication by the Trustee, constitute the valid and binding limited obligations of the Authority, subject to the laws relating to receivership, bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium and other laws related to or affecting creditors’ remedies generally and to the application of equitable principles as the court having jurisdiction may impose, regardless of whether such enforceability is considered in a proceeding in equity or law, to the exercise of judicial discretion in appropriate cases and to the limitations on legal remedies against governmental entities in the State of California. We express no opinion with respect to any indemnification, contribution, liquidated damages, penalty (including any remedy deemed to constitute a penalty), right of set-off, arbitration, judicial reference, choice of law, choice of forum, non-exclusivity of remedies, severability, or waiver provisions contained in the Authority Documents.

7.    The representations of the Authority set forth in Section 4 of the Purchase Contract are, as to all matters of law, true and accurate in all material respects at and as of the date hereof as though made on this date; and such representations are, as to all other matters, to our knowledge, true and accurate in all material respects at and as of the date hereof as though made on this date.
We are furnishing this letter to you as your counsel. It is being delivered to you as issuer of the Bonds, is solely for your benefit as such issuer, and is not to be used, circulated, quoted or otherwise referred to or relied upon for any other purpose or by any other person. This letter is not intended to, and may not, be relied upon by owners of the Bonds or by any other party to whom it is not specifically addressed.

Sincerely,

________________________
Deputy Attorney General

For    KAMALA D. HARRIS
Attorney General

EXHIBIT B
FORM OF CERTIFICATE OF AUTHORITY
The undersigned STEVE JUAREZ, a Deputy Treasurer of the State of California, and RENEE’ WEBSTER-HAWKINS, Executive Director of the California Pollution Control Financing Authority (the “Authority”), a public instrumentality of the State of California, hereby certify to the following in connection with the issuance by the Authority on this date of the $70,000,000 California Pollution Control Financing Authority Revenue Bonds (San Jose Water Company Project) Series 2016 (the “Bonds”) and the loan of the proceeds therefrom to San Jose Water Company (the “Borrower”); however, as to all matters of law, the Authority is relying on the advice of counsel to the Authority.

1.    Renee’ Webster-Hawkins is now, and at all times since at least the date shown opposite her name on the last page of this Certificate has been, the duly appointed and qualified officer of the Authority, holding the office of the Authority set forth below opposite her name. Steve Juarez is now, and at all times since at least the date shown opposite his name on the last page of this Certificate has been, a duly appointed and qualified deputy of the Treasurer of the State of California. Each of the undersigned by his or her signature confirms that the signature of the other undersigned is his or her genuine signature and that the signature of Blake Fowler set forth below is his genuine signature.

2.    John Chiang, Treasurer of the State of California and Chairman of the Authority, was duly authorized by the Authority to execute the Bonds, and pursuant to such authority the Bonds have been executed by his facsimile signature, which signature on the specimen Bonds attached hereto as Exhibit A the undersigned Deputy Treasurer hereby confirms is genuine.

3.    The seal printed upon the specimen Bonds attached hereto and impressed upon this Certificate below is the legally adopted and official seal of the Authority and such seal has been imprinted upon the Bonds. The specimen Bond attached hereto is identical in all respects with the Bonds this day delivered to the Trustee, on behalf of The Depository Trust Company, on behalf of Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as the underwriters of the Bonds, and the Bonds are substantially in the form prescribed by the Indenture (as hereinafter defined).

4.    The following individuals are now, and at all times since at least December 6, 2016 have been, the duly appointed and qualified officers and members of the Authority and the persons holding the offices set forth opposite their respective names and all actions that have to be taken for such persons to qualify for such offices, including without limitation any and all filings, have been taken.

Name	Authority Position	Office

John Chiang	Chairman	Treasurer of the State of California

Betty T. Yee	Member	Controller of the State of California

Michael Cohen	Member	Director of Finance of the State of California

The following members of the Authority who, as of December 6, 2016, were state officials did, in accordance with Section 7.9 of the Government Code and Section 44515 of the Health and Safety Code of the State of California, duly designate the following persons to act for and represent said respective officials at the meeting of the Authority at which the Final Resolution (as hereinafter defined) was adopted:

Name	Authority Position	Representative

John Chiang	Chairman	Alan Gordon

Betty T. Yee	Member	Karen Greene-Ross

Michael Cohen	Member	Eraina Ortega

Steve Juarez, as Deputy Treasurer of the State of California, is authorized to act on behalf of the State Treasurer of the State of California as the Chairman of the Authority, including without limitation, the authority to execute and deliver the Authority Documents (as hereinafter defined).

5.    The undersigned Executive Director certifies that:

(a)        the resolution attached hereto as Exhibit B is a full, true and correct copy of Initial Resolution No. 10-04 (the “Initial Resolution”), which was duly adopted at a regular meeting of the Authority held on March 24, 2010, as reinstated, amended and extended on August 16, 2016, of which meetings all of the members of the Authority had due notice and at each of which meetings a quorum was present and voting throughout;

(b)        the resolution attached hereto as Exhibit C is a full, true and correct copy of the resolution of the Authority entitled “Resolution of the California Pollution Control Financing Authority Delegating Certain Powers and Authorizing Certain Actions Related to Bond Financings” (the “Delegation Resolution”), which was duly adopted at a regular meeting of the Authority held on January 19, 2016, of which meeting all of the members of the Authority had due notice and at which meeting a quorum was present and voting throughout;

(c)    the resolution attached hereto as Exhibit D is a full, true, complete and correct copy of Resolution No. 559, which was duly adopted at a regular meeting of the Authority held on December 6, 2016 (the “Final Resolution” and, together with the Delegation Resolution, collectively referred to herein as the “Resolutions”), of which meeting all of the members of the Authority had due notice and at which meeting a quorum was present and voting throughout;

(d)        the Resolutions have not been amended, modified or rescinded in any manner except as set forth therein since the respective dates of their adoption and the same are now in full force and effect.

6.    Pursuant to the Resolutions, John Chiang, as Treasurer of the State of California, the Chairman of the Authority, or any of his Deputies, and Renee’ Webster-Hawkins, Executive Director of the Authority, have been authorized to execute and deliver, on behalf of the Authority, the following documents except as otherwise set forth below; pursuant to such authority they have executed and delivered said documents or said documents have been executed and delivered on their behalf; and, assuming due authorization, execution and delivery by the other parties thereto, documents (a)-(f) below (collectively the “Authority Documents”) are in full force and effect:

(a)        Indenture, dated as of December 1, 2016 (the “Indenture”), by and between the     Authority and The Bank of New York Mellon Trust Company, N.A., as trustee     (the     “Trustee”);

(b)        Loan Agreement, dated as of December 1, 2016 (the “Loan Agreement”),     by     and     between the Authority and the Borrower;

(c)        Tax Certificate and Agreement, dated December 20, 2016, by and between the     Authority and the Borrower;

(d)        Bond Purchase Contract, dated December 15, 2016 (the “Purchase Contract”),     by and among the Authority, the Treasurer of the State of California and the     Underwriters, as approved by the Borrower (Renee’ Webster-Hawkins,     Executive     Director, is the only signatory on behalf of the Authority);

(e)        Blanket Issuer Letter of Representations to The Depository Trust Company;

(f)        Official Statement for the Bonds, dated December 15, 2016 (Renee’ Webster-    Hawkins,     Executive Director, is the only signatory on behalf of the Authority);     and

(g)        Internal Revenue Service Form 8038.

7.    John Chiang, as Treasurer of the State of California and as agent for sale of the Bonds, has been authorized to execute and deliver the Purchase Contract as said agent for sale; pursuant to such authority, Blake Fowler, a duly appointed and qualified deputy of the Treasurer of the State of California, who is authorized to act on behalf of the Treasurer of the State of California, as agent for sale of the Bonds, executed and delivered the Purchase Contract.

8.    The Bonds have been duly authorized, executed and delivered by the Authority and imprinted with the official seal of the Authority, and, assuming due authentication and delivery of the Bonds by the Trustee, are in full force and effect.

9.    To the best knowledge of the undersigned after reasonable investigation, the Authority has fulfilled or performed each of its obligations contained in the Authority Documents required to be fulfilled or performed by it as of the date hereof.

10.    The representations and warranties made by the Authority in the Indenture, the Loan Agreement and the Purchase Contract are true and correct in all material respects as of the date hereof, with the same effect as if made on, and with respect to the facts as of, the date hereof.

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EXHIBIT C
UNDERWRITERS’ REPORT TO THE AUTHORITY

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